UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      April 30, 2019

Fiesta Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Dallas, Texas		75254
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (972) 702-9300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	FRGI	The NASDAQ Global Select Market

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 30, 2019, at the 2019 Annual Meeting of Stockholders (the “Meeting”) of Fiesta Restaurant Group, Inc. (the “Company”), Barry Alperin retired from the Company’s board of directors upon completion of his term at the Meeting.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 30, 2019, the Company held its 2019 Annual Meeting of Stockholders.

At the Meeting, stockholders voted (i) to elect eight (8) directors of the Company to hold office in accordance with the By-laws of the Company until the 2020 Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified; (ii) to adopt, on an advisory basis, a resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation” and (iii) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year. The final results of voting on the matters submitted to the stockholders are as follows:

Proposal 1. Election of Eight (8) directors of the Company:

Name	For	Against	Abstain	Broker Non-Vote
Stacey Rauch	19, 227,678	423,833	16,990	5,195,226
Nicholas Daraviras	19,528,399	123,112	16,990	5,195,226
Stephen Elker	19,528,966	122,545	16,990	5,195,226
Brian Friedman	16,945,085	2,709,226	14,190	5,195,226
Nicholas Shepherd	19,570,495	83,874	14,132	5,195,226
Richard Stockinger	19,496,919	157,553	14,029	5,195,226
Paul Twohig	19,573,775	80,561	14,165	5,195,226
Sherrill Kaplan	19,598,321	53,248	16,932	5,195,226

Proposal 2. Adoption, on an advisory basis, of a resolution approving the compensation of the Named Executive Officers as described in the Proxy Statement under “Executive Compensation”:

For	Against	Abstain	Broker Non-Vote
19,454,107	189,917	24,477	5,195,226

Proposal 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year:

For	Against	Abstain
24,746,404	55,259	62,064

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: May 3, 2019	By:	/s/ Louis DiPietro
	Name:	Louis DiPietro SVP, General Counsel

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